Page 1 of 4 Pages











                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 9, 2002

                              AGRILINK FOODS, Inc.
               (Exact Name of Registrant as Specified in Charter)


                 New York                              333-70143                        16-0845824
------------------------------------------     --------------------------   ------------------------------------
(State or other jurisdiction of incorporation) (Commission File Number)     (IRS Employer Identification Number)


                    90 Linden Oaks, Rochester, New York 14625
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850
                                                            --------------

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired.

          None

     (b)  Pro-Forma Financial Information.

          None

     (c)  Exhibits

          Exhibit No.                           Description
          -----------                           -----------

            99.1            Press  release of Pro-Fac  Cooperative,  Inc.  dated July 9,
                            2002  related  to  delay  in  fourth  quarter  dividend  and adjustment  of the  expected  amount  of  non-cash  goodwill impairment charge

            99.2            Press  release of Agrilink  Foods,  Inc.  dated July 9, 2002
                            related  to  consent   solicitation   from   noteholders  to
                            facilitate Vestar equity investment



Item 9. Regulation FD Disclosure

Attached hereto as an exhibit which is incorporated herein by reference is a press release issued by Agrilink Foods, Inc. ("Agrilink Foods") announcing a solicitation of consents from holders of its outstanding 11 7/8% Senior Subordinated Notes due 2008. A copy of the Consent Solicitation will be filed under cover of a separate Report on Form 8-K. In addition, attached is a press release issued by Pro-Fac Cooperative, Inc. ("Pro-Fac") regarding Pro-Fac's announcement of a delay in payment of fourth quarter dividends and its current expectations regarding the amount of the non-cash goodwill impairment charge to be recorded by both Pro-Fac and Agrilink Foods.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

                                        3
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  AGRILINK FOODS, INC.



Date:    July 9, 2002             By:   /s/ Earl L. Powers
                                        ---------------------------------------
                                        Earl L. Powers,
                                        Executive Vice President and
                                             Chief Financial Officer
                                        (Principal Financial Officer and
                                        Principal Accounting Officer)

                                INDEX TO EXHIBITS


Exhibit No.                           Description
-----------                           -----------

99.1 Press release of Pro-Fac Cooperative, Inc. dated July 9, 2002 related to delay in fourth quarter dividend and adjustment of the expected amount of non-cash goodwill impairment charge

99.2            Press  release of Agrilink  Foods,  Inc.  dated July 9, 2002
                related  to  consent   solicitation   from   noteholders  to
                facilitate Vestar equity investment